Exhibit 99.1

August 16, 2010

EXPLORATION NEWS RELEASE

EL GALLO DRILLING EXPANDS MINERALIZATION

IN SEVERAL DIRECTIONS

MAIN ZONE: 88.2 GPT SILVER OVER 63.0 METERS

NORTH ZONE: 596.2 GPT SILVER OVER 10.5 METERS

UPDATED RESOURCE DUE IN OCTOBER

TORONTO, ONTARIO (AUGUST 16, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce assay results for 10 new drill holes at the El Gallo project in Sinaloa State, Mexico. Drilling focused on expanding the Main and North Zones. The three best holes from these respective areas returned 2.6 ounces of silver per ton (opt) over 206.7 feet (ft) [(88.2 grams per tonne (gpt) over 63.0 meters (m)], 3.5 opt silver over 93.2 ft (121.5 gpt over 28.4 m), and 17.4 opt silver over 34.4 ft (596.2 gpt over 10.5 m).

“Results from El Gallo continue to highlight the excellent potential to expand the resource beyond the initial estimate. Our plan is to deliver an updated resource by late October and then again in January in order to help quantify for investors the amount of silver we are finding. A fourth drill has just been added and a fifth will be arriving in September in order to advance our pace,” stated Rob McEwen, Chairman and CEO.

Main Zone — Drilling Encounters More Wide Intersections (Fig. 1, 3, 4)

2.6 opt silver over 206.7 ft (88.2 gpt over 63.0 m)

Drilling in areas where mineral structures intersect continues to return some of the widest intersections to date from El Gallo. Hole GAX-202, drilled on the north edge of the Main Zone is the most recent example returning 2.6 opt silver over 206.7 ft (88.2 gpt over 63.0 m), starting approximately 140 ft (40 m) below surface. These structural intersections are becoming an important setting for finding additional silver. The structure found in GAX-202 remains open to the north and south.

Another important hole drilled in the Main Zone is GAX-201, which expanded the mineralization to the south by 115 ft (35 m). This hole demonstrates that the zone remains open and that the potential to further expand the mineralization looks promising. GAX-200 was drilled as an infill hole in order to increase the confidence level associated with the mineralization. Highlights from the Main Zone drilling are shown below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-200	2.3	64.0	132.9	196.9	78.7	19.5	40.5	60.0

GAX-201	3.5	93.2	216.9	310.0	121.5	28.4	66.1	94.5
Including	24.0	3.4	258.5	262.0	822.0	1.1	78.8	79.9

GAX-202	2.6	206.7	131.2	337.8	88.2	63.0	40.0	103.0
Including	16.5	3.3	181.2	185.2	566.0	1.0	55.5	56.5
Including	25.0	3.6	290.8	294.5	856.0	1.1	88.7	89.8

North Zone — Expanded By 325 ft (100 m) (Fig. 1)

17.4 opt silver over 34.4 ft (596.2 gpt over 10.5 m)

Drilling to the northeast of the resource has discovered an important extension to the North Zone. These results extended the length of the zone by approximately 50% or 325 ft (100 m). The mineralization is flat-lying and near surface. The zone remains open to the northeast and east. Hole GAX-179 was of particular interest, intersecting some of the highest silver grades recorded in this area of the project. Highlights from this drilling are shown below.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-178	3.3	19.5	138.0	157.5	114.8	6.0	42.1	48.0
Including	12.3	3.0	138.0	140.9	421.0	0.9	42.1	43.0

GAX-179	17.4	34.4	50.0	84.5	596.2	10.5	15.3	25.8
Including	221.4	2.0	76.0	77.9	7,590.0	0.6	23.2	23.8
And	5.1	3.1	116.5	119.6	174.0	1.0	35.5	36.5

Updated El Gallo Resource Estimate Due in October

Since El Gallo’s initial resource estimate was released on July 6, 2010, US Gold has published assays for 26 additional holes. Another 15 holes have been completed and 25 more are planned between now and late September. Originally El Gallo’s updated resource estimate was scheduled to be released in December. However, based on the company’s current rate of progress management believes an additional update in October is warranted in order to quantify El Gallo’s growth for investors. Therefore, there will be two updated resources for El Gallo during the next four months.

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. The El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 10 new core holes from El Gallo see Table 1. To view all 202 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

ABOUT US GOLD (www.usgold.com)

US Gold is a Colorado incorporated company that explores for gold and silver. It has an exciting silver discovery in Mexico that is rapidly expanding in size and it has completed a Preliminary Economic Assessment for building a gold mine in Nevada. US Gold has a strong treasury and is debt free.  US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. The company’s shares are listed on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG, trading 1.2 million shares daily. US Gold’s shares are also included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball Senior Vice-President Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1. El Gallo Silver Project: Core Holes Assays	August 16, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-177	1.0	29.0	131.7	35.6	8.9	40.2	250°	-45°	212227	2843554

GAX-178	3.3	19.5	138.0	114.8	6.0	42.1	250°	-45°	212251	2843580
Including	12.3	3.0	138.0	421.0	0.9	42.1

GAX-179	17.4	34.4	50.0	596.2	10.5	15.3	340°	-45°	212162	2843519
Including	221.4	2.0	76.0	7,590.0	0.6	23.2
And	5.1	3.1	119.6	174.0	1.0	35.5

GAX-180	2.6	21.4	23.0	90.2	6.6	7.0	250°	-45°	212150	2843510

GAX189	NSR	NSR	NSR	NSR	NSR	NSR	350°	-45°	212338	283325

GAX-190	NSR	NSR	NSR	NSR	NSR	NSR	350°	-50°	212374	2843263

GAX-200	2.3	64.0	132.9	78.7	19.5	40.5	350°	-60°	212376	2843219

GAX-201	3.5	93.2	216.9	121.5	28.4	66.1	170°	-80°	212377	2843201
Including	24.0	3.4	258.5	822.0	1.1	78.8

GAX-202	2.6	206.7	131.2	88.2	63.0	40.0	0°	-90°	212272	2843320
Including	16.5	3.3	181.2	566.0	1.0	55.5
Including	25.0	3.6	290.8	856.0	1.1	88.7

GAX-203	1.7	22.8	71.2	56.7	7.0	21.7	170°	-45°	212289	2843245
And	1.8	11.8	183.1	62.2	3.6	55.8
And	1.2	33.5	387.1	41.2	10.2	118.0

All depths indicated in table are down hole, 0.73 opt Ag (25 gpt Ag) cutoff,  Allowable waste interval was 19.7 ft (6 m) of <0.73 opt Ag (25 gpt Ag), Numbers may not add due to rounding

US★GOLD

Figure 1

El Gallo - Plan View (Aerial) Map of Drill Hole Locations

Aug 16, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Resource Outline July 2010
New Mineralization Since Resource
New Core Holes Aug 2010
Jan 2009 - July 2010 Core Hole
Topography Contours
North Zone
GAX-178
GAX-177
GAX-179
GAX-180
GAX-202
(Verticle Hole)
GAX-189
GAX-190
GAX-203
GAX-200
GAX-201
Main Zone
Southwest Zone
0
100
200
Meters
0
300
600
Feet
N

Figure 2

El Gallo - Location of Cross Section From Figures 3 + 4

Aug 16, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineral Footprint
Core Holes
Topography Contours
North Zone
Main Zone
Southwest Zone
Cross Section Figure 3
Cross Section Figure 4
0
100
200
Meters
0
300
600
Feet
N

Figure 3

El Gallo Cross Section – Looking East (Section Number: NWSE South 24)

Aug 16, 2010

NW
Surface
SE
300 Elev
300 Elev
Mineralization open to the Northwest
2.6 opt Ag / 206.7 ft
(88.2 gpt / 63.0 m)
Mineralization open to the Southeast
GAX-053
GAX-203
200 Elev
200 Elev
GAX-051
GAX-121
GAX-055
GAX-202
GAX-155
GAX-032
GAX-100
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept Aug 16, 2010
GAX-202 = Drill Hole ID
165 ft
50 m

Figure 4

El Gallo Cross Section – (Section Number: NWSE South 27)

Aug 16, 2010

NW
SE
Surface
300 Elev
300 Elev
200 Elev
200 Elev
2.3 opt Ag / 64 ft
(78.7 gpt / 19.5 m)
3.5 opt Ag / 93.2 ft
(121.5 gpt / 28.4 m)
Mineralization Open To The Southeast
GAX189
GAX125
GAX190
GAX137
GAX200
GAX126
GAX138
GAX201
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept Aug 16, 2010
Mineralization May Continue in This Direction
GAX-201 = Drill Hole ID
165 ft
50 m